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                                                                  EXECUTION COPY



                                 SIXTH AMENDMENT
                              TO, AND WAIVER UNDER,
          AMENDED AND RESTATED CREDIT AGREEMENT AND SECURITY AGREEMENT

         THIS SIXTH AMENDMENT TO, AND WAIVER UNDER, AMENDED AND RESTATED CREDIT AGREEMENT AND SECURITY AGREEMENT (this "Sixth Amendment") is made and entered into as of November 9, 2005, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").


                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent, the Co-Agent, and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, as of July 8, 2005, as of September 22, 2005, and as of October 7, 2005, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement");

         WHEREAS, Section 5.2(v) of the Credit Agreement requires that the Administrative Borrower furnish to each Lender, in such detail as the Agent or the Co-Agent shall reasonably request, monthly, in any event no later than the tenth (10th) day of each month, a 13-week rolling cash flow report, which report shall show, among other things, the actual versus the budgeted cash flow for the prior month (the "Section 5.2(v) Reporting Requirement");

         WHEREAS, the Administrative Borrower has failed to comply with the
Section 5.2(v) Reporting Requirement for the months ended July 31, 2005, August 31, 2005 and September 30, 2005 (the "Section 5.2(v) Defaults");

         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Section 5.2(v) Defaults subject to the terms and conditions set forth herein;


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         WHEREAS, Section 7.22 of the Credit Agreement required that the
Borrowers not fail to maintain or achieve EBITDA for the 12-month period ending September 30, 2005 of at least $4,481,000 (the "September 2005 EBITDA Threshold");

         WHEREAS, the Borrowers' actual EBITDA for the 12-month period ending September 30, 2005 was less than the September 2005 EBITDA Threshold (the "Section 7.22 Default");

         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Section 7.22 Default subject to the terms and conditions set forth herein;

         WHEREAS, Section 7.24 of the Credit Agreement required that the Borrowers not fail to maintain or achieve a Consolidated Fixed Charge Coverage Ratio for the 12-month period ending September 30, 2005 of at least 0.25:1.00 (the "September 2005 CFCC Threshold");

         WHEREAS, the Borrowers' actual Consolidated Fixed Charge Coverage Ratio for the 12-month period ending September 30, 2005 was less than the September 2005 CFCC Threshold (the "Section 7.24 Default");

         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Section 7.24 Default subject to the terms and conditions set forth herein;

         WHEREAS, the Borrowers have advised the Agent that they may have failed to (a) maintain or achieve EBITDA for the 12-month period ending October 31, 2005 of at least $1,287,000, as required under Section 7.22 of the Credit Agreement (the "October 2005 EBITDA Default") and (b) maintain or achieve a Consolidated Fixed Charge Coverage Ratio for the 12-month period ending October 31, 2005 of at least 0.16:1.00, as required under Section 7.24 of the Credit Agreement (the "October 2005 CFCC Default" and, together with the October 2005 EBITDA Default, the "October 2005 Defaults");

         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the October 2005 Defaults subject to the terms and conditions set forth herein;

         WHEREAS, Section 4 of the Security Agreement (as defined in the Credit Agreement) provides that the Inventory of each Grantor (as defined in the Security Agreement) be located either (a) on premises owned by such Grantor, (b) on premises leased by such Grantor, provided that the Agent has received an executed landlord waiver of such premises in form and substance satisfactory to the Agent or (c) in a warehouse or with a bailee, provided that the Agent has received an executed bailee letter from the applicable Person in form and substance satisfactory to the Agent (the requirements for executed landlord waivers and bailee letters described in clauses (b) and (c) above, the "Section 4 Requirements");

         WHEREAS, Inventory of the Grantors is located on premises leased by the Grantors or in warehouses or with bailees, but the Agent has not received executed landlord waivers and/or bailee letters with respect to such premises as required by Section 4 of the Security Agreement (the "Section 4 Default");


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         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Section 4 Default and the Section 4 Requirements subject to the terms and conditions set forth herein; and

         WHEREAS, the Borrower Parties, the Lenders, the Agent and the Co-Agent wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

         SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         SECTION 2. WAIVERS UNDER CREDIT AGREEMENT. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby agree to waive (a) the Section 5.2(v) Defaults solely with respect to the months ended July 31, 2005, August 31, 2005 and September 30, 2005, (b) the Section 7.22 Default solely with respect to the 12-month period ending September 30, 2005, (c) the Section 7.24 Default solely with respect to the 12-month period ending September 30, 2005 and (d) the October 2005 Defaults solely with respect to the 12-month period ending October 31, 2005; provided, that each of the foregoing waivers shall be rescinded and no longer effective if Borrowers fail to comply with Section 6 hereof.

         SECTION 3. WAIVERS UNDER SECURITY AGREEMENT. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby agree to waive (a) the Section 4 Default and (b) the Section 4 Requirements from and after the date hereof (except with respect to the Redlands, California facility described in Section 7 hereof); provided, that (i) each of the Agent and the Co-Agent shall have the right, in its sole discretion, to subsequently require the Grantors to deliver an executed landlord waiver or bailee letter, in form and substance satisfactory to the Agent and the Co-Agent, with respect to any Inventory located on a leased premises or in a warehouse or with a bailee (whether or not any such Inventory is currently located on such premises or in such warehouse or with such bailee),
(ii) to the extent not already implemented, each of the Agent and the Co-Agent shall have the right to implement reserves for three months rent in respect of Inventory located on a leased premises or in a warehouse or with a bailee but for which an executed landlord waiver or bailee letter, in form and substance satisfactory to the Agent and the Co-Agent, has not been delivered to the Agent and the Co-Agent, and (iii) the foregoing waivers shall be rescinded and no longer effective if Borrowers fail to comply with Section 7 hereof.

         SECTION 4. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the date this Sixth Amendment becomes effective in accordance with Section 9 hereof, as follows:



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         4.01 AMENDMENT TO SECTION 5.2(L) OF THE CREDIT AGREEMENT. Section
5.2(l) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

         "(l) As soon as available, but in any event not later than Tuesday each week for the prior week, a Borrowing Base Certificate supporting information in accordance with Section 9 of the Security Agreement; provided, that at all times during the period from October 1st through and including December 31st of each year, the Administrative Borrower shall have the right to deliver up to three (3) Borrowing Base Certificates each week supporting information in accordance with
         Section 9 of the Security Agreement."

         4.02 AMENDMENTS TO ANNEX A: CREDIT AGREEMENT DEFINITIONS.

              (a) The definition of "Applicable Margin" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

              ""Applicable Margin" means

                   (a) at all times on or prior to March 31, 2006 (and, if
              Borrowers have failed to comply with Section 3.1(c)(iv), at all times thereafter),

                        (i) with respect to Base Rate Loans and all other
                   Obligations (other than LIBOR Rate Loans), (A) if Borrowers have complied with Section 4 of the Sixth Amendment, 4.00%, and (B) if Borrowers have not complied with Section 4 of the Sixth Amendment, 4.50%; and

                        (ii) with respect to LIBOR Rate Loans, (A) if Borrowers
                   have complied with Section 4 of the Sixth Amendment, 6.00%, and (B) if Borrowers have not complied with Section 4 of the Sixth Amendment, 6.50%; and

                   (b) at all times after March 31, 2006 (provided that
              Borrowers have complied with Section 3.1(c)(iv)),

                        (i) with respect to Base Rate Loans and all other
                   Obligations (other than LIBOR Rate Loans), 3.00%; and

                        (ii) with respect to LIBOR Rate Loans, 5.00%."

                   (b) Clause (a)(D) of the definition of "Borrowing Base" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "(D) the sum of

                       (I) the lesser of

                         (i) the sum of


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                         (x) ten percent (10%) of the Net Amount of Eligible
                         Accounts, plus,

                         (y) the sum of (I) twenty-four percent (24%) of the value of the Eligible Landed Inventory, plus (II) twenty-nine percent (29%) of the book value of Eligible In-Transit Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market; and

                         (ii) $30,000,000, plus

                   (II) an amount equal to $15,410,000 minus the amount, if any, of the Make-Whole Payment (as defined in Section 4 of the Third Amendment) that the Co-Agent and the Lenders with Revolver Commitments are required to refund in accordance with Section 4 of the Third Amendment, plus

                   (III) at all times on or prior to November 30, 2005 and
              subject to compliance with Section 4 of the Sixth Amendment, $5,000,000,"

              (c) The following definition of "Sixth Amendment" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

              ""Sixth Amendment" means that certain Sixth Amendment to, and Waiver under, the Credit Agreement and Security Agreement, dated as of November 9, 2005."

         SECTION 5. ADDITIONAL LIQUIDITY FOR 2005 HOLIDAY SEASON. If, on or prior to November 15, 2005, Borrowers desire to borrow funds to be used for inventory purchases for the build-up during the 2005 holiday season (the "Specified Purpose") but would not have the requisite Availability to do so if not for clause (a)(D)(III) of the definition of Borrowing Base, then Borrowers shall so indicate in the applicable Notice of Borrowing and (a) the Borrowers shall use all of the proceeds of such Revolving Loan(s) made in respect thereof (the "Specified Purpose Revolving Loans") solely for the Specified Purpose and
(b) the Borrowers shall, on or prior to November 30, 2005, prepay the entire outstanding principal amount of such Specified Purpose Revolving Loan(s) (on a ratable basis); provided, that (i) concurrently with each such prepayment made on or prior to November 15, 2005 of such outstanding Specified Purpose Revolving Loan(s), Agent and Co-Agent shall establish and maintain a corresponding reserve against the Maximum Amount and the Borrowing Base in an amount equal to the amount of such prepayment, and (ii) such reserve against the Maximum Amount and the Borrowing Base shall be released on November 16, 2005.

         SECTION 6. PROJECTIONS. On or prior to November 30, 2005,
Borrowers shall deliver to the Agent and the Co-Agent monthly projections of Parent and its Subsidiaries, on a consolidated and consolidating basis, for the 12-month period commencing July 1, 2005 and ending June 30, 2006, in form and substance reasonably satisfactory to the Agent and the Co-Agent.

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         SECTION 7. LANDLORD WAIVER. On or prior to December 15, 2005, Borrowers shall deliver to the Co-Agent a fully executed landlord waiver, in form and substance reasonably satisfactory to the Agent and the Co-Agent, with respect to the property located at 2301 West Bernardino Avenue, Redlands, California 92374.

         SECTION 8. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Sixth Amendment, the Borrower Parties hereby represent and warrant that:

         8.01 NO DEFAULT. At and as of the date of this Sixth Amendment and after giving effect to this Sixth Amendment, no Default or Event of Default exists.

         8.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Sixth Amendment and both prior to (other than with respect to the Section 5.2(v) Defaults, the Section 7.22 Default, the Section 7.24 Default, the
Section 4 Default and the October 2005 Defaults) and after giving effect to this Sixth Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

         8.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Sixth Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Sixth Amendment and the consummation of the transactions contemplated hereby.

         8.04 NO CONFLICT. Neither the execution and delivery of this Sixth Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.



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         8.05 BINDING EFFECT. This Sixth Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 9. CONDITIONS. This Sixth Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 9 (such date, the "Effective Date"):

         9.01 EXECUTION OF THE SIXTH AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Sixth Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

         9.02 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 8 hereof shall be true and correct.

         9.03 DELIVERY OF OTHER DOCUMENTS. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

         SECTION 10. MISCELLANEOUS.

         10.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

         10.02 NO WAIVER; RESERVATION OF RIGHTS. This Sixth Amendment is limited as specified and the execution, delivery and effectiveness of this Sixth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Sixth Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

         10.03 REFERENCES.

              (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Sixth Amendment and (ii) all of the




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terms and provisions of this Sixth Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

              (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         10.04 GOVERNING LAW. THIS SIXTH AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         10.05 SEVERABILITY. The provisions of this Sixth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Sixth Amendment in any jurisdiction.

         10.06 COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Sixth Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

         10.07 HEADINGS. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.

         10.08 BINDING EFFECT; ASSIGNMENT. This Sixth Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Sixth Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

         10.09 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Sixth Amendment and any document required to be furnished herewith.



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         10.10 INTEGRATION. This Sixth Amendment, together with the other Loan
Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.


                            [Signature pages follow]



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         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                     BORROWERS:


                                     SALTON, INC., a Delaware corporation


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     TOASTMASTER INC., a Missouri corporation


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     SALTON TOASTMASTER LOGISTICS LLC, a
                                     Delaware limited liability company


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     GUARANTORS:

                                     HOME CREATIONS DIRECT, LTD.,
                                     a Delaware corporation


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     SONEX INTERNATIONAL CORPORATION, a Delaware corporation


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     ICEBOX, LLC, an Illinois limited liability company


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     FAMILY PRODUCTS INC., a Delaware
                                     corporation


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     SALTON HOLDINGS, INC., a Delaware
                                     corporation


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     AGENT, CO-AGENT AND LENDERS:

                                     WELLS FARGO FOOTHILL, INC.
                                     as the Administrative Agent, the Collateral
                                     Agent and as a Lender


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     SILVER POINT FINANCE, LLC, as the Co-Agent, the Documentation Agent, and the Syndication Agent


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------




                      [SIGNATURE PAGE OF SIXTH AMENDMENT]
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                                     TRS THEBE LLC, as a Lender


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     SEA PINES FUNDING LLC, as a Lender


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     SPIRET IV LOAN TRUST 2003-A, as a Lender

                                     By: WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely as trustee


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     SPCP GROUP LLC, as a Lender


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     FIELD POINT I, LTD., as a Lender


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     FIELD POINT II, LTD., as a Lender


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                       [SIGNATURE PAGE OF SIXTH AMENDMENT]